W&T Offshore, Inc. Pritchard Capital Partners ENERGIZE 2008 San Francisco, California January 10, 2008 Exhibit 99.1

Forward-Looking Statement Disclosure
This presentation, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements give our current expectations or forecasts of future events. They include statements regarding our future operating and financial performance.
Although we believe the expectations and forecasts reflected in these and other forward-looking statements are reasonable, we can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. You should understand that the following important factors, could affect our future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements relating to: (1) amount, nature and timing of capital expenditures; (2) drilling of wells and other planned exploitation activities; (3) timing and amount of future production of oil and natural gas; (4) increases in production growth and proved reserves; (5) operating costs such as lease operating expenses, administrative costs and other expenses; (6) our future operating or financial results; (7) cash flow and anticipated liquidity; (8) our business strategy, including expansion into the deep shelf and the deepwater of the Gulf of Mexico, and the availability of acquisition opportunities; (9) hedging strategy; (10)
exploration and exploitation activities and property acquisitions; (11) marketing of oil and natural gas;  (12) governmental and environmental regulation of the oil and gas industry; (13) environmental liabilities relating to potential pollution arising from our operations; (14) our level of indebtedness; (15) timing and amount of future dividends; (16) industry competition, conditions, performance and consolidation; (17) natural events such as severe weather, hurricanes, floods, fire and earthquakes; and (18)
availability of drilling rigs and other oil field equipment and services.
We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation or as of the date of the report or document in which they are contained, and we undertake no obligation to update such information. The filings with the SEC are hereby incorporated herein by reference and qualifies the presentation in its entirety.
Cautionary Note to U.S. Investors
The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions.  U.S. Investors are urged to consider closely the disclosure in our Form 10-K for the year ended December 31, 2006, available from us at Nine Greenway Plaza,
Suite 300, Houston, Texas 77046.  You can obtain these forms from the SEC by calling 1-800-SEC-0330.

Company Highlights
Market capitalization as of January 4, 2008
Reserve Data
(as of 12/31/06)
Proved Reserves (Bcfe) 735
Proved Developed Reserves (Bcfe) 479
Proved Developed % 65%
Oil and Liquids % 45%
Highlights Field Statistics (as of 12/31/06)
Ticker WTI (NYSE) # of Producing Fields w/WI 158
Initial Public Offering January 2005 Approx. Acreage (Gross/Net) 2.0 million/1.1 million
Employees 295 % Held-by-Production 70%
Market Capitalization ($ in MMs) $2,352
Insider Ownership (% of S. O.) 65%
Key Financials ($ in MMs)
2006
9 months
ended
9/30/2007
Production - as of 12/15/07
Revenue $800 $774 Average Daily Production (MMcfe) 350 +/-
Adjusted EBITDA $642 $567 Natural Gas % 58%
Adjusted EBITDA Margin % 80% 73% Operated Production % (net) 67%
CAPEX $589 $277

W&T’s Business Strategy
Cash flow returns and generation is our top priority
Increase reserves and revenue through the drill bit and by acquisition
Continued focus on offshore Gulf of Mexico
Conventional shelf – primary focus
Deep Shelf and Deepwater – secondary focus
Numerous acquisition opportunities exist today
Competitors continue to divest GOM assets
Assets are not leaving basin, just changing hands
Acreage will be King!
Many companies have “left or are leaving” the shelf
Held by production acreage is best
Maintain financial discipline

Winning Acquisition Strategy
1. Cash Flow
Key to our successful acquisition strategy is our ability to target under-exploited
assets
KMG has strong production rates, including
several behind pipe, workover projects identified
68% of reserves were proved developed
Bank group underwrote the entire $1.34B
transaction
Five years of drilling prospects identified
Many prospects “leftover” from KMG’s Westport
transaction
Many prospects identified by independent
consulting firm
Minimal staff and expenditures for 1 million acres
= under-exploited assets!!
Key Acquisition Factors Kerr-McGee Example
2. “Bank-ability”
3. Identified Upside
4. Neglected properties

Transaction History
1. Assume all transactions occur at 6/30 of the given year.
Ability to overcome natural decline rates
Strong acquire and exploit capabilities
Cumulative production through 2006 was 346 Bcfe
Acquisition (date)
Reserves
Acq'd
2003 YE
Reserves
2004 YE
Reserves
2005 YE
Reserves
2006 YE
Reserves
Annual
Compound
Change
(1)
Vastar (1999) 18 Bcfe 64 Bcfe 59 Bcfe 49 Bcfe 46 Bcfe 13%
Amoco (1999) 64 Bcfe 45 Bcfe 48 Bcfe 46 Bcfe 41 Bcfe (6%)
EEX (2000) 46 Bcfe 32 Bcfe 32 Bcfe 28 Bcfe 19 Bcfe (12%)
Burlington (2002) 120 Bcfe 137 Bcfe 140 Bcfe 168 Bcfe 137 Bcfe 3%
ConocoPhillips (2003) 95 Bcfe 95 Bcfe 97 Bcfe 102 Bcfe 92 Bcfe 0%
Results 343 Bcfe 373 Bcfe 376 Bcfe 392 Bcfe 335 Bcfe
Kerr-McGee 247 Bcfe 247 Bcfe
--
(                       Net of Production                     )

Probable and Possible: 499 Bcfe
-$1,000
-$750
-$500
-$250
$0
$250
$500
$750
$1,000
$1,250
$1,500
Acquisitions Report Card
Aggregate
Transaction
Cost
Cumulative
Revenue
less
Expenditures
and
Transaction
Cost
PV-10 Value
at 12/31/06
Note: Excludes Kerr-McGee transaction.
Value created from 5 Major Transactions since 1999
($ in millions)
Probable and Possible:
Probable:  102 Bcfe $423 MM PV-10
Possible:   126 Bcfe $424 MM PV-10
-$188
$907
-$1,000
-$750
-$500
-$250
$0
$250
$500
$750
$1,000
$1,250
$1,500
$1,386
Kerr-McGee from close to 09/30/07
($ in millions)
PV-10 Value
at 12/31/06
-$1,062
Cumulative
Revenue
less
Expenditures
and
Transaction
Cost
-$819
$746
PV-10 Value
at 12/31/06
Aggregate
Transaction
Cost
Approximate Revenues and Costs at 9/30/07
• 93 Exploration and Development Wells Drilled • 3 Exploration and Development Wells Drilled
• “Harvesting Cash Flow”
$243 MM of
CF produced
since close

Higher Long-Term Margins
79%
72%
69%
61%
54%
48%
43%
35%
38%
17%
14%
12%
0%
20%
40%
60%
80%
WTI CPE BDE* ATPG* SGY EPL*
2002-2006 EBITDA-EBIT Margins Weighted Average
EBITDA EBIT
$8.40
$8.07
$4.31
$4.00
$3.50
$5.33
$6.16
$8.23
73%
80%
81%
79%
77%
78%
79%
80%
$0.00
$2.00
$4.00
$6.00
$8.00
2000 2001 2002 2003 2004 2005 2006 YTD
2007
0%
20%
40%
60%
80%
100%
Avg. Realized Price Adj. EBITDA Margin
W&T Offshore High EBITDA Margins
* Successful efforts accounting

Reserves and Production Overview

Ship
Shoal
Green Canyon
Garden Banks
Vermilion
W.
Cameron
High
Island
Galveston
Brazos
West
Delta
Mustang
Island
East Breaks
Matagorda
Island
Eugene
Island
South
Timbalier
Ewing
Bank
Atwater Valley
Mississippi Canyon
Grand
Isle
E.
Cameron
S. Pass
E. Add
Mobile
Main
Pass
Main
Pass
S. and E.
Viosca Knoll
Proved Reserve Geographic Diversification
Houston
Metairie
> 650 Miles
Western Central Eastern
Proved Developed
East
23%
West
40%
Central
37%
Total Proved
Central
51%
East
20%
West
29%
Our geographic diversity provides additional protection during a hurricane

12.4
28.4
39.4
52.8
53.3
46.6
60.4
11.4
13.9
14.8
26.2
29.1
24.5
38.8
0.0
20.0
40.0
60.0
80.0
100.0
120.0
140.0
2000 2001 2002 2003 2004 2005 2006 2007E
Oil & NGLs
Gas
4Q
28.8 –
34.8
Actual
3Q –
28.9
23.8
42.3
54.2
79.0
82.4
Production growth
1 2005 production does not included 17.4 Bcfe of deferral caused by severe hurricanes.
2 2006 Production does not included 7.8 Bcfe of deferral remaining from severe hurricanes in 2005.
71.1
99.2
(1) (2)
25% production
growth at mid-point
of range for 2007
Actual
1Q –
32.1
Actual
2Q –
31.2
Full-Year
Guidance
121 - 127

11 45% 40% 40% 35% 33% 32% 23% 0% 10% 20% 30% 40% 50% SGY WTI ATPG EPL ME CPE BDE % Oil / Liquids Production Year-to-Date Through 09/30/07 Mix of Production

Drilling Overview

Development Drilling
6 6 6 2 2 3 7 8
1
1
1
1
100%
86%
100%
86%
100%
100%
67%
86%
0
1
2
3
4
5
6
7
8
9
2000 2001 2002 2003 2004 2005 2006 2007 2008E
Successful Non-Commercial % Successful
2000 – 2007 Overall Drilling success: 40 of 44, 91% success rate

18 10 17
2
2
5
7
6
5 6 21 19
1
11
100%
75%
83%
86%
77%
75%
666%
100%
0
5
10
15
20
25
30
35
40
45
50
2000 2001 2002 2003 2004 2005 2006 2007 2008E
Successful Non-Commercial % Successful
Exploration Drilling
1999
EEX, Vastar, Amoco
Transactions
2002
Burlington
Transaction
2006
Kerr-McGee
Transaction
2000-2007 Overall Drilling success: 102 of 130, 78% success rate

Recent Events

Recent Asset Acquisition – SS349 “Mahogany
First commercial field in the subsalt
play in the GOM
5 productive horizons below salt at
depths as deep as 17,000 feet
Purchased 25% interest as part of
BP/Amoco transaction in 1999
Purchased additional 34% interest
with ConocoPhillips transaction in
2003
Became operator in Dec. 2004
Entered into PSA to purchase
remaining interest in Dec. 2007
Gross cumulative production of
19,600 MBO and 40 Bcf
84% oil reserves on 12/31/06
Currently producing 1,500 bbls and
2,400 Mcf, gross per day

W&T has budgeted $800 million for capital in 2008
2008 budget represents a 77% increase over 2007
The budget includes 44 exploration wells and 6 development wells
40 Conventional Shelf wells
10 Deep Shelf or Deepwater wells
We anticipate fully funding the 2008 budget from internally generated cash flow
At 3Q 2007, we spent $162.3MM on Development activities and $71.6MM on
Exploration activities and $43.4MM on seismic, leasehold costs and other capital items
2008 Capital  Expenditures Program
($ in millions)
Exploration 330 $       41% 185 $          41% 252 $       43%
Development 450          56% 236             52% 302          51%
Seismic 20            3% 32               7% 35            6%
Total Capital Budget
800 $       100% 453 $          100% 589 $       100%
Revised 2007 Budget 2008 Budget 2006A

2007 Exploration & Development Results + Near-Term Drilling Program

Ship
Shoal
reen Canyon
Vermi n
W.
Camer
Galves
High
Island
Brazos
Mustang
Island
East Breaks
Matagorda
Island
Eugene
Island
South
Timbalier
Atwater Valley
Mississippi Canyon
Grand
I
E.
Cameron
Ma
Pass
Main
Pass
S. and E.
Operations Update
Drilled and Online
Currently drilling or to be drilled
GREEN CANYON 82 *
SOUTH TIMBALIER 41 B-3 – KMG
Online 4Q 2007
HIGH ISLAND 24L
Online 4Q 2007
WEST CAMERON 181 – KMG
Online 2Q 2007
HIGH ISLAND AREA *
1 well drilling
VERMILION 331
Online 2Q 2007
HIGH ISLAND 22 - KMG
Online 1Q 2007
SHIP SHOAL AREA – KMG *
2 wells drilling
* Indicates rig or multiple rigs on location
Completed drilling but not online
SOUTH TIMBALIER AREA (OBO) *
1 well drilling
SHIP SHOAL AREA - KMG
2 Wells online Dec 2007
MAIN PASS AREA
1 well to be drilled
MAIN  PASS AREA - KMG
1 non-commercial well
drilled in 4Q 2007
Viosca Knoll

20 Rig Overview Rig Rates $0 $50 $100 $150 $200 $250 $300 $350 3rd Gen Semis >300' Cant. Jackups 250' Slot Jackups Submersibles GOM Jack-Up Supply/Demand Sources: Jefferies, ODS-Petrodata

Green Canyon 82 – Healey Overview
100% Working Interest to W&T
3 W&T wells drilled to date
Not online or producing
Healey #1 (2006)
Healey #3 (2006/2007)
Healey #4 (TD Dec 2007)
5 Primary Reservoirs
9,450’ Oil 11,300’ Oil
10,900’ Gas 12,250’ Oil
11,200’ Gas
For primary reservoirs only - 3P Total – 260
Bcfe
Healey #4 – lower two objectives successful
Potential Development options are currently
being evaluated pending geological and
engineering analysis
7 Additional Prospects have a total unrisked
exploratory potential of about 219 Bcfe
Seismic Courtesy of PGS
#1
#4 Drilled

“From Evaluation to Implementation …” Kerr- McGee Prospects

Seismic Coverage
Goal is to obtain a continuous 3-D database covering all W&T properties
Recent new 3-D seismic acquisition – as indicated in the green shaded areas
660 blocks of SEI 3-D across offshore Texas
68 blocks of WesternGECO/GPI across Mass Pass
New seismic is already showing results on W&T and KMG properties
5,400 blocks of 3-D
coverage
Over 35 million acres of
seismic data

Ship Shoal Area
Ship Shoal Program 1
Approximately 45% W&T working
interest
4 Drilling locations proposed for 2008
Most drilled from existing platform with
existing production facilities
Total net unrisked exploration potential
of 20 Bcfe
Ship Shoal Program 2
Large acreage position covering Deep
Shelf exploration and Salt Dome flank
prospects
Potential exploration drilling in 2008-
2009
SS219
SS256

Ship Shoal 300 Area
Former Kerr-McGee Property
W&T operated with 75% Working
Interest
250-300 Feet Water Depth
7-10“In-Field” Exploration
Prospects Proposed 2008
Moderate Drilling Depths: 2300’
TVD to 12,200’ TVD
Drilling began Sept 2007
SS 300 A-1ST successful
SS 300 A-3ST successful
Currently drilling 2 exploration
wells
Pre-drill Total Net Unrisked
Exploration Potential of 70 Bcfe
Most drilled from platforms with
existing production facilities

Main Pass/Viosca Knoll Area
Recent new state-of-the-art 3-D seismic
acquisition
68 blocks acquired over concentration of
former Kerr-McGee Main Pass acreage
6-9 well program in 2007/2008, most drilled from platforms with existing production facilities
Total Net Unrisked Exploration Potential – 154 Bcfe
1 non-commercial well at Main Pass 162 A-3
Viosca Knoll

Ship
Shoal
Green Canyon Garden Banks
Vermilion
W.
Cameron
High
Island
Galveston
Brazos
West
Delta
Mustang
Island
East Breaks
Matagorda
Island
Eugene
Island
South
Timbalier
Ewing
Bank
Atwater Valley
Mississippi Canyon
Grand
Isle
E.
Cameron
S. Pass
E. Add
Mobile
Main
Pass
Viosca Knoll
2008 Anticipated Drilling Locations
Houston
Metairie
• Unrisked Potential: 848 Bcfe
• Risked Potential: 445 Bcfe
• 27 of 50 Prospects from Kerr-McGee
Unrisked Res. (Bcfe)
39 Conv Shelf 371
9 Deep Shelf 315
2 Deepwater              162
Main
Pass
S. and E.

W&T Liquidity - Opportunities
Exploratory
Drilling
Asset
Acquisition
Corporate
Acquisition
Debt
Repayment
Special
Dividend
(1) 3Q 2007 adjusted EBITDA held flat for 2007E and annualized for 2008 projected for illustrative purposes only   (2) Does not include cash interest or taxes
Free Cash Flow
($ in millions) 2007E
2008
Projected
Cash on hand @ 9/30/2007 and projected cash 187 $         192 $
Less: Remaining Non-Discretionary items (73) -
Less: Remaining Discretionary items (113) -
Less: 2008 Budget - (800)
Less: Special one-time cash dividend (1/11/2008) - (30)
Less: Acquisition of SS349/359 (2Q 2008) - (116)
Cash less Capital and other 1 (754)
Plus: Adjusted EBITDA 191 764
Free Cash Flow
192 $         10 $
Undrawn revolver @ 11/07/2007 500 $         500 $
1
2

Key Drivers
High cash-on-cash return
Superior Metrics vs. Peers
W&T trading at a discount to NAV
Proven Track-Record of Acquiring and Exploiting
Opportunity and size of Future Transactions
Large inventory of prospects
Favorable Oil:Gas Mix in Volatile Times
Acceptable Debt Levels
Sufficient Liquidity

Appendix

31 Well Non Proved Down dip potential Up dip Potential Proved Reserve Bookings Proved Reserve Bookings Example Lowest known gas

32 Proved Reserve Bookings - Pluto MC 718 3-D Seismic Courtesy of WesternGeco

33 Pluto MC 718 #3 M1:50 Deepwater Sand Example of limited proved reserve bookings Initial production in mid-September 2006

34 High Island 22 High Island 22 100% W&T working interest 1 well drilled on former Kerr-McGee property Successfully drilled and completed B-3ST in January 2007 Current rate of 6.0 MMcfe/day gross st

Barge Platform Specialty Jack-Ups Specialty J/U Semi-Submersible Drillship
<2000 HP <1000 HP Submersible Workover 450' I. L.  Cantilever 2 Gen <5000'
>2000 HP >1000 HP 150' Mat Cantilever Tarzan 3 Gen >5000'
200' - 250' Mat Slot Gorilla 4 Gen
200' - 300' I. L.  Cantilever Super Gorilla 5 Gen
200 - 300' Mat Cantilever
300' Independent Leg Slot
250' Slot Rig
300' - 350' Slot
350' + Slot
Operated Rig Analysis
Types of rigs necessary for proposed 2008 drilling program.
Listed below are the type of rigs necessary to complete our 2008 drilling program of approximately 50 wells
Rig types by level of complexity

High Island 24
High Island 24 Area
25% W&T working interest
40 feet of water depth
Initial discovery well drill Sept 2006
500’ gross pay- 300’ net gas
Initial production test – 49 MMcfe/day
gross
Successful offset well completed in March 2007
470’ gross pay – 200’ net gas
Initial production test – 52 MMcfe/day
gross
Current rate 9 MMcfe/d
HI 24
HI 8 HI 9
HI 25
HI 23
HI 31
HI 32
HI 33
HI 24
HI 8 HI 9
HI 25
HI 23
HI 31
HI 32
HI 33
HI 24
HI 8 HI 9
HI 25
HI 23
HI 31
HI 32
HI 33

100% GWI in S/L 17993 #1 ST Terrebonne Parish, LA
8 Feet Water Depth
#1ST reached a Total MD of 18,553 feet on 10/10/06
The Well Logged 42’ Net Gas in the Big 2 Sand
10 to 15 Bcfe 3P estimated
WTI’s Deepest Operated Production in the GOM
First Production – 4Q 2007
18.0 MMcfe/d net estimated production
Current production is 9.5 MMcfe/d
Bay Junop Field

Reconciliation of Net Income to EBITDA
The following table presents a reconciliation of our consolidated net income to consolidated EBITDA to Adjusted EBITDA:
We define EBITDA as net income plus income tax expense, net interest expense (income), and depreciation, depletion, amortization and accretion.  We believe the presentation of EBITDA and Adjusted EBITDA provide useful information regarding our ability to service debt and to fund capital expenditures and help our investors understand our operating performance and make it easier to compare our results with those of other companies that have different financing, capital and tax structures.  Adjusted
EBITDA excludes the loss on extinguishment of debt and the unrealized gain or loss related to our open derivative contracts.
Although not prescribed under generally accepted accounting principles, we believe the presentation of EBITDA and Adjusted
EBITDA are relevant and useful because they help our investors understand our operating performance and make it easier to compare our results with those of other companies that have different financing, capital and tax structures.  EBITDA and Adjusted
EBITDA should not be considered in isolation from or as a substitute for net income, as an indication of operating performance or cash flows from operating activities or as a measure of liquidity.  EBITDA and Adjusted EBITDA, as we calculate them, may not be comparable to EBITDA and Adjusted EBITDA measures reported by other companies.  In addition, EBITDA and Adjusted EBITDA do not represent funds available for discretionary use.
Nine Months
Ended
September 30,
2000 2001 2002 2003 2004 2005 2006 2007
($ in thousands)
Net income
48,204 $ 63,569 $   2,049 $     116,582 $ 149,482 $ 189,023 $   199,104 $ 94,890 $
Income taxes
-- -- 52,408 61,156 80,008 101,003 107,205 48,988
Net interest expense (income) 4,918 3,902 3,001 2,229 1,842 (1,601) 11,261 26,149
Depreciation, depletion,
amortization and accretion
29,775 65,293 89,941 143,692 164,808 183,833 337,627 373,358
EBITDA
82,177 $ 132,764 $ 147,399 $ 323,659 $ 396,140 $ 472,258 $   655,242 $ 543,385 $
Loss on extinguishment of debt
-- -- -- -- -- -- -- 2,806
Unrealized derivatives loss (gain)
-- -- -- -- -- -- (13,476) 21,360
Adjusted EBITDA
82,177 $ 132,764 $ 147,399 $ 323,659 $ 396,140 $ 472,258 $   641,766 $ 567,551 $
Year Ended December 31,

W&T Offshore, Inc. (NYSE: WTI)
Nine Greenway Plaza
Suite 300
Houston, TX  77046
Main line - 713-626-8525
Fax - 713-626-8527
Investor Relations - 713-297-8024
www.wtoffshore.com
www.investorrelations@wtoffshore.com